SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

TRANSAMERICA PARTNERS PORTFOLIOS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

TRANSAMERICA PARTNERS PORTFOLIOS

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

December 11, 2012

Dear Investor:

A special meeting of holders of your Transamerica fund will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 26, 2013, at 11:00 a.m. (Eastern time).

At the special meeting, you are being asked to vote on proposals to:

Elect Board Members of your fund. Nine of the eleven nominees are independent of Transamerica management, and ten of the eleven nominees already serve as Board Members of your fund.

Approve changes to your fund’s fundamental investment policies. Your fund has adopted investment policies that cannot be changed without holder approval. A number of these policies are outmoded. The proposed changes are intended to modernize these so-called “fundamental” investment policies for your fund and provide your fund flexibility to respond to changing market conditions.

Approve a new sub-adviser. Holders of Transamerica Partners Money Market Portfolio are being asked to approve a new sub-advisory agreement with AEGON USA Investment Management, LLC, an affiliate of TAM.

We are seeking your approval of these proposals through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, the Board Members responsible for your fund have considered the proposals and have determined they are in the best interest of your fund, and unanimously recommend that you vote “FOR” each of the proposals with respect to your fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Whether or not you plan to attend the meeting in person and regardless of the interests you hold, your vote is important to us. By responding promptly, you will save your fund the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your interests by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services (“Computershare”) toll-free at 1-866-438-2987.

Sincerely,

/s/ Thomas A. Swank

President and Chief Executive Officer

IMPORTANT INFORMATION FOR FUND HOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.	As a shareholder or interest holder of one or more Transamerica funds, or as a contract holder of a variable annuity contract through which you have interests in a subaccount that invests in a Transamerica fund and for which you are entitled to provide voting instructions with respect to that fund, you are being asked to vote “FOR” several proposals that have been approved by your fund’s Board of Trustees or Managing Board.

Proposal 1: Elect Board Members: The Investment Company Act of 1940 requires that holders elect the fund’s Board Members under certain circumstances. As a general matter, the Board may fill vacancies as long as, after the Board fills the vacancy, at least two-thirds of the Board Members have been elected by holders. Thomas A. Swank, the President and Chief Executive Officer of the funds and the funds’ investment adviser, Transamerica Asset Management, Inc. (“TAM”), is currently a nominee for the Board and could not be appointed by the Board without the Board falling below the two-thirds requirement. The other ten nominees already serve as Board Members of your fund. In addition, by electing Board Members now, the Board will be able to appoint new Board Members for a longer period of time without holder approval and the expense of conducting additional holder meetings.

Proposal 2: Approve Revised Fundamental Investment Policies: Your fund has adopted investment policies that cannot be changed without holder approval. A number of these policies are outmoded. The proposed revisions are intended to modernize your fund’s fundamental investment policies and provide your fund greater flexibility to respond to changing market conditions. The revised fundamental investment policies are not expected to result in any material changes to the risk profile of your fund or the way your fund is managed.

Proposal 3: Approve a New Sub-Adviser: Holders of Transamerica Partners Money Market Portfolio are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AEGON USA Investment Management, LLC (“AUIM”). Unlike the Portfolio’s current sub-adviser, AUIM is affiliated with TAM. In connection with proposed change in sub-adviser, there will be a change to the Portfolio’s investment strategies and risks.

The implementation of any one or more proposals is not contingent upon the approval of any other proposal or proposals.

Q.	Why am I being asked to vote on these proposals?

A.	You are being asked to vote on several proposals that require the approval of holders of your fund. The enclosed joint proxy statement and proxy card identify the proposals you are being ask to approve. Your fund’s Board has approved the proposals, believes they are in holders’ best interests and recommends you vote “FOR” each of the proposals with respect to your fund.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the funds, no matter the interests you hold. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all holders to participate in the governance of their funds.

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Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $433,790, which will be borne by each of the funds and allocated among the funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular funds.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare, the funds’ proxy solicitor, at 1-866-438-2987.

Q.	How do I vote my interests?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q.	Who is AUIM?

A.	AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. AUIM has asset management capabilities across the fixed income spectrum and has access to global resources and the ability to tap expertise across AEGON’s entire organization. AUIM currently sub-advises other funds in the Transamerica fund complex. As of September 30, 2012, AUIM had approximately 60 professionals collectively managing $116 billion in assets under management.

PLEASE CAST YOUR VOTE NOW.

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TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

TRANSAMERICA PARTNERS PORTFOLIOS

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETING OF HOLDERS

to be held on February 26, 2013

Please take notice that a special meeting of holders of each series of Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Asset Allocation Variable Funds and Transamerica Partners Portfolios identified below (each series, a “Fund” and collectively, the “Funds”) will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 26, 2013, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals:

I.	To elect Board Members (To be voted on by all Funds);

II.	To approve changes to the Fund’s fundamental investment policies (To be voted on by all Funds);

III.	To approve a new sub-advisory agreement with a new sub-adviser (To be voted on by Transamerica Partners Money Market Portfolio); and

IV.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

As explained in the accompanying joint proxy statement, if you vote on a proposal for a Feeder Fund (as defined in the joint proxy statement), you will also be authorizing the Feeder Fund to vote in the same manner on any corresponding proposals applicable to the underlying Fund in which it invests its assets.

After careful consideration of each proposal, the Board of your Fund approved Proposals I, II and III and recommends that holders of your Fund vote “FOR” each of the proposals with respect to your Fund.

Holders of record of each Fund at the close of business on October 31, 2012 are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Boards,

/s/ Dennis P. Gallagher

Vice President, General Counsel and Secretary

December 11, 2012

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HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETINGS IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETINGS BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on your Fund’s website at

https://www.transamericapartners.com/media/Pdf/Transamerica-Partners-Proxy-Statement-August-2012.pdf

until at least April 11, 2013. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Funds’ proxy solicitor, Computershare at 1-866-438-2987.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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Funds Holding Special Meetings on February 26, 2013

Transamerica Partners Funds Group

Transamerica Partners Balanced	Transamerica Partners Money Market
Transamerica Partners Core Bond	Transamerica Partners Small Core
Transamerica Partners High Quality Bond	Transamerica Partners Small Growth
Transamerica Partners High Yield Bond	Transamerica Partners Small Value
Transamerica Partners Inflation-Protected Securities	Transamerica Partners Stock Index
Transamerica Partners International Equity	Transamerica Institutional Asset Allocation - Intermediate Horizon
Transamerica Partners Large Core	Transamerica Institutional Asset Allocation - Intermediate/Long Horizon
Transamerica Partners Large Growth	Transamerica Institutional Asset Allocation - Long Horizon
Transamerica Partners Large Value	Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Partners Mid Growth	Transamerica Institutional Asset Allocation – Short/Intermediate Horizon
Transamerica Partners Mid Value

Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced	Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Core Bond	Transamerica Partners Institutional Small Core
Transamerica Partners Institutional High Quality Bond	Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional High Yield Bond	Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Inflation-Protected Securities	Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional International Equity	Transamerica Asset Allocation - Intermediate Horizon
Transamerica Partners Institutional Large Core	Transamerica Asset Allocation - Intermediate/Long Horizon
Transamerica Partners Institutional Large Growth	Transamerica Asset Allocation - Long Horizon
Transamerica Partners Institutional Large Value	Transamerica Asset Allocation - Short Horizon
Transamerica Partners Institutional Mid Growth	Transamerica Asset Allocation - Short/Intermediate Horizon
Transamerica Partners Institutional Mid Value

Transamerica Asset Allocation Variable Funds

Transamerica Asset Allocation - Intermediate Horizon Subaccount	Transamerica Asset Allocation - Short Horizon Subaccount
Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount

Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio	Transamerica Partners Large Value Portfolio
Transamerica Partners Core Bond Portfolio	Transamerica Partners Mid Growth Portfolio
Transamerica Partners High Quality Bond Portfolio	Transamerica Partners Mid Value Portfolio
Transamerica Partners High Yield Bond Portfolio	Transamerica Partners Money Market Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio	Transamerica Partners Small Core Portfolio
Transamerica Partners International Equity Portfolio	Transamerica Partners Small Growth Portfolio
Transamerica Partners Large Core Portfolio	Transamerica Partners Small Value Portfolio
Transamerica Partners Large Growth Portfolio

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TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

TRANSAMERICA PARTNERS PORTFOLIOS

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

JOINT PROXY STATEMENT

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees or the Managing Board (each a “Board” and each member of a Board, a “Board Member”) of each of the Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Asset Allocation Variable Funds (“TAAVF”) and Transamerica Partners Portfolios (“TPP”) funds or subaccounts listed in the accompanying Notice of Special Meeting of Holders (each, a “Fund”). The proxies are being solicited for use at a special meeting of shareholders, interest holders or contract holders of each Fund to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 A.M. on February 26, 2013 (for each Fund, a “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Holders.

The Board of each of TPFG, TPFG II, TAAVF and TPP (each, an “Investment Company”) has determined that the use of this Joint Proxy Statement for each Fund’s Special Meeting is in the best interests of the Fund and its holders in light of the similar matters being considered and voted on by the holders of each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being first mailed by the Boards to holders on or about December 14, 2012. As explained below, if you vote on a proposal for a Feeder Fund (as defined below), you will also be authorizing the Feeder Fund to vote in the same manner on any corresponding proposals applicable to the underlying Fund in which it invests its assets.

Each of TPFG and TPFG II are organized as a Massachusetts business trust. TAAVF is a segregated investment account of Transamerica Financial Life Insurance Company (“TFLIC”). TPP is a trust governed by New York law. The Investment Companies are investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Investment Company” of which the Fund is a series. In addition, for purposes of convenience in this Joint Proxy Statement, shareholders, interest holders and participants are sometimes referred to as “holders” and the shares, beneficial interests and units that they hold in the Funds are sometimes referred to as “interests.”

The Funds operate in master-feeder and fund-of-funds arrangements. Certain series of TPFG and TPFG II (the “Feeder Funds”) invest in securities through underlying master funds having the same investment goals and strategies. The underlying master funds (other than the master fund underlying Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index, which master fund is not part of the Transamerica fund family) are series of TPP (“Master Portfolios”). Master-feeder is a two-tiered arrangement. Beneficial interests of the Master Portfolios are also held by separate accounts of TFLIC and other investors.

Other series of TPFG and TPFG II (the “Asset Allocation Funds”) and the TAAVF funds invest in a three-tiered fund-of-funds structure. The Asset Allocation Funds invest in securities through the Feeder Funds, and the TAAVF funds invest through subaccounts of Transamerica Partners Variable Funds, a segregated account of TFLIC organized as a unit investment trust. The Feeder Funds and the Transamerica Partners Variable Funds in turn invest through the Master Portfolios.

You are entitled to vote at the Special Meeting of each Fund of which you are a holder as of the close of business on October 31, 2012 (the “Record Date”). You may also be receiving these materials if you are a contract holder of a variable annuity contract through which you have interests in a subaccount that invests directly in a Master Portfolio and for which you are entitled to provide voting instructions with respect to that Master Portfolio. Holders of record of the Funds that are series of TPFG and TPFG II at the close of business on the Record Date are entitled to one vote for each dollar of net asset value of the Fund represented by the holder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). Holders of record of the TAAVF funds at the close of business on the Record Date are entitled to one vote per $100 (with proportional fractional votes for amounts less than $100) of the dollar value of the accumulation account for the holder’s credit in a contract held in the applicable fund subaccount. Holders of record of each Master Portfolio at the close of business on the Record Date are entitled to vote in the proportion that their beneficial interests in the Master Portfolio bear to the total beneficial interests in that Master Portfolio. The net assets of each Fund at the close of business on the Record Date is shown in Appendix A.

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the proposals with respect to each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a holder has specified a choice on that holder’s proxy, the holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Holders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of holders is required to take action at each Special Meeting. For the purposes of taking action on Proposal I, with respect to TPFG, TPFG II and TPP, holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Investment Company shall constitute a quorum at the Special Meeting. With respect to TAAVF, holders of at least thirty percent (30%) of the outstanding interests of TAAVF, present in person or by proxy, shall constitute a quorum at the Special Meeting with respect to Proposal I.

For the purposes of taking action on Proposal II, with respect to each series of TPFG, TPFG II and TPP, holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at the Special Meeting. With respect to each series of TAAVF, holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the outstanding interests of the Fund shall constitute a quorum at the Special Meeting for the purposes of taking action on Proposal II.

With respect to Proposal III, holders of Transamerica Partners Money Market Portfolio entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at the Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. In the case of each Investment Company, holders of all of the Funds that are series of the Investment Company vote together as a single class with respect to the election of nominees to the Board of the Investment Company. Each nominee must be elected by a plurality of the votes cast on the proposal by holders of the applicable Investment Company.

Proposal II. Each Fund votes separately with respect to Proposal II. With respect to each Fund, approval of Proposal II requires the vote of a "majority of the outstanding voting securities" of that Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund (a “1940 Act Majority Vote”).

Proposal III. Approval of Proposal III requires a 1940 Act Majority Vote of the holders of Transamerica Partners Money Market Portfolio.

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals II and III. Abstentions and broker non-votes will have no effect on Proposal I.

Manner of Voting

Interests in the Master Portfolios are held by (i) Feeder Funds; (ii) certain variable annuity accounts (including those sponsored by TFLIC); and (iii) other investors. For each applicable proposal, each Feeder Fund will vote its interests in the Master Portfolio in which it invests in accordance with the voting instructions received from its holders and will vote interests in the Master Portfolio with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of holders submit voting instructions before a Feeder Fund will vote its interests in the applicable Master Portfolio at the Special Meeting. Because the Feeder Fund will use proportional voting to vote its interests in its corresponding Master Portfolio, a small number of holders could determine how a Feeder Fund votes if other holders fail to vote. Please note that, as the Master Portfolios have holders besides the Feeder Funds, it is possible that one or more proposals affecting the Master Portfolios may not be approved by the Master Portfolios, even if they are approved by the requisite Feeder Fund holders. It is also possible that a matter may be approved by the Master Portfolios, even if it is not approved by Feeder Fund holders.

In the case of interests in the Master Portfolios that are held by variable annuity separate accounts established by insurance companies (including TFLIC) to fund variable annuity contracts, ownership of the interests is legally vested in the separate accounts. It is the Funds’ understanding that TFLIC will seek voting instructions from the variable account holders for fund shares held by separate accounts registered under the 1940 Act and will vote in accordance with such instructions. For separate accounts that are registered under the 1940 Act, TFLIC will use proportional voting to vote interests for which no timely instructions are received from the holders. TFLIC does not require that a specified number of variable annuity contract owners submit voting instructions before TFLIC will vote the shares of the Funds held by its separate accounts at the Special Meeting. As a result, a small number of owners of such variable annuity contracts could determine how TFLIC votes, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

As described above, the Asset Allocation Funds and the TAAVF funds invest their assets through a fund-of-funds arrangement. Accordingly, the Asset Allocation Funds hold interests in the Feeder Funds and the TAAVF funds hold interests in subaccounts of Transamerica Partners Variable Funds. For each proposal, each Asset Allocation Fund and TAAVF fund will vote its interests in any underlying Funds in the same proportion in which votes are cast by other holders of the underlying Fund. It is, therefore, possible that the Asset Allocation Funds and the TAAVF funds may vote their interests in the underlying Funds in which they invest differently from the way in which holders of interests in the Asset Allocation Funds and the TAAVF funds vote on similar proposals.

A signed proxy card or other authorization by a holder that does not specify how the holder's interests should be voted on a Proposal may be deemed an instruction to vote such interests in favor of the applicable Proposal.

When a Feeder Fund holder votes with respect to a proposal, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on the corresponding proposal for the Master Portfolio in which it invests.

If you hold interests through a variable annuity contract, and if you do not give specific voting instructions for your interests, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your participating insurance company specific instructions as to how you want your interests to be voted.

If you have any questions about the proposals or about voting, please call Computershare at 1-866-438-2987.

PROPOSAL I — TO ELECT BOARD MEMBERS

The purpose of this Proposal I is to elect Board Members of each Investment Company.

At a Board meeting held on August 2, 2012, the current Board Members of each Investment Company nominated for election the eleven nominees listed below (the “Nominees”) to serve on the Board of each applicable Investment Company. Ten of the Nominees, Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, John W. Waechter and Alan F. Warrick, currently serve as Board Members of each Investment Company. Thomas A. Swank, the President and Chief Executive Officer of the Funds and TAM, is the additional Nominee to the Boards. Information about the Nominees for the Boards is set forth below.

Mr. Swank is an “interested person” of the Funds as defined in the 1940 Act by virtue of his position with TAM and its affiliates described below. Mr. Warrick is considered an “interested person” of the Funds as defined in the 1940 Act due to his former service in various executive positions for certain Transamerica affiliates as described below (Mr. Swank and Mr. Warrick, together, the “Interested Nominees”). Each of the other Nominees is not an “interested person” of the Funds within the meaning of the 1940 Act (an “Independent Nominee”). Each Independent Nominee was nominated by the applicable Investment Company’s current Board Members who are not “interested persons” of the Funds within the meaning of the 1940 Act.

The Nominees’ term of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2013. If elected, the Nominees will comprise the entire Board of each Investment Company, and each of them will hold office until his or her successor has been duly elected or appointed, until reaching the mandatory retirement age of 75, or until his or her earlier death, resignation or removal.

Each Nominee has consented to serve on the Board of each Investment Company if elected by holders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by Board Members of the applicable Investment Company.

The enclosed proxy card will be voted for all Nominees unless a proxy contains specific instructions to the contrary.

Reason for Proposed Election of Nominees

The 1940 Act requires that holders elect a fund’s board under certain circumstances. As a general matter, a fund’s board may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the board members were elected by holders. Mr. Swank, currently a Nominee, could not be appointed by the Boards without the Boards falling below the two-thirds requirement. The other ten Nominees already serve as Board Members of each Investment Company. In addition, by electing Board Members now, the Board will be able to appoint new Board Members for a longer period of time without holder approval and the expense and delay of conducting additional holder meetings.

Information about the Nominees

The Nominees, their years of birth, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica fund complex the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below. The Transamerica fund complex consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), TPFG, TPFG II, TPP, and TAAVF. The mailing address of each Nominee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex to be Overseen by Board Member	Other Directorships During the Past Five Years

INTERESTED NOMINEES

Thomas A. Swank (1960)	Nominee	N/A	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present); President and Chief Executive Officer, Transamerica Capital Management (2009 – present); President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);	161	N/A

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex to be Overseen by Board Member	Other Directorships During the Past Five Years

Board Member (November 2012 – present); President and Chief Executive Officer (May 2012 – present), Transamerica Funds, TST and TIS;

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex to be Overseen by Board Member	Other Directorships During the Past Five Years
			President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present); Consultant, AEGON USA (2010 – present); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).	161	N/A

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

INDEPENDENT NOMINEES

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	161	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				161	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	161	N/A

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	161	N/A

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	161	N/A

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Resources Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	161	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	161	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	161	Honorary Trustee, Bryant University (1996 – present)

Name and Year of Birth	Position(s) Held with Investment Company	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years

			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	161	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

As of October 31, 2012, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Prior to 2007, AEGON Group of Companies had three U.S. mutual fund families, TAM, Diversified and Premier. Each of the Nominees, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee, director or member of the TAM, Diversified or Premier fund family, and each Nominee was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Nominees, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica fund family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Swank is a new Nominee and has not previously served on the Board.

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board will possess the requisite skills and attributes. The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Investment Company; as to each Nominee other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” of the Funds as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The nominations of Ms. Bane and Mr. Jennings were recommended to the Nominating Committee of each Board by the other Independent Board Members serving on that Nominating Committee. The nomination of Mr. Warrick was recommended to the Nominating Committee of each Board by Mr. Swank, Chief Executive Officer and President of TAM and the Funds and a Nominee to the Boards. The nomination of Mr. Swank was recommended to the Nominating Committee of each Board by members of the Nominating Committee familiar with Mr. Swank through his service as Chief Executive Officer and President of TAM and the Funds. The remaining Nominees already have been elected to the Boards and are being submitted for reelection.

Each Board is responsible for overseeing the management and operations of the Funds. Board members who are not interested persons of the Funds within the meaning of the 1940 Act (the “Independent Board Members”) constitute more than 75% of each Board.

Each Board has two standing committees: the Audit Committee and Nominating Committee. In addition, each Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with management to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Funds’ board committees, the Independent Board Members consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

As a result of the recent resignation of the Chairman of each Board, the Boards currently do not have a Chair, although they expect to appoint a new Chair at a later date. As noted above, each Board has a Lead Independent Board Member.

Through its oversight of the management and operations of the Funds, each Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds (such as reports about the performance of the Funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the Funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the Funds and the Funds’ service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Boards and their Audit Committees but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. Each Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

Each Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Boards, the Funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Officers of the Investment Companies

The officers of each Investment Company, including their year of birth, their positions held with the Investment Company and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix B. Each officer is elected by and serves at the pleasure of the Investment Company’s Board.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Investment Companies, except for the Chief Compliance Officer, receives any compensation from the Investment Company.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Board Members of the Boards for the most recent fiscal year end of the Funds they will oversee is set forth in Appendix C.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they will oversee and in the other funds in the Transamerica fund complex as of December 31, 2011, as well as certain additional information regarding the Independent Nominees, is set forth in Appendix D.

Attendance of Board Members at Annual Meeting: The Investment Companies do not hold annual meetings of holders, and therefore do not have a policy regarding attendance of Board Members at annual meetings. None of the Investment Companies held an annual meeting during the most recent fiscal year end.

Board Meetings: During the fiscal year ended December 31, 2011, the Boards of TPFG, TPFG II and TAAVF each met 7 times. During the fiscal year ended December 31, 2011, the Board of TPP met 9 times. Each Nominee then in office attended more than 75% of the aggregate number of such meetings of the Boards.

Board Committees and Membership

Each Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by a Board Member who is an Independent Board Member and composed of all of the Independent Board Members.

Audit Committee

Each Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Investment Company, oversees the quality and integrity of the financial statements of the Investment Company, approves, prior to appointment, the engagement of the Investment Company’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. Each Audit Committee also approves all audit and permissible non-audit services provided to each applicable Fund by the independent registered public accounting firm and all permissible non-audit services provided by each applicable Fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting. Each Audit Committee acts pursuant to a written charter.

During the fiscal year ended December 31, 2011, the Audit Committees of the TPFG, TPFG II, TPP and TAAVF Boards each met 5 times. Each Nominee then in office attended more than 75% of the aggregate number of such committee meetings.

Nominating Committee

Each Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. When addressing vacancies, each Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and holders. Each Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While each Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by holders of the Fund. Each Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Nominating Committee has specific, minimum qualifications for nominees, nor have they established specific qualities or skills that they regard as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). Each Nominating Committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Each Nominating Committee acts pursuant to a written charter, as set forth in Appendix E. The charter sets forth procedures for each Nominating Committee’s consideration of candidates submitted by shareholders.

During the fiscal year ended December 31, 2011, the Nominating Committees of the TPFG, TPFG II, TPP and TAAVF Boards did not meet.

Indemnification of Board Members and Officers

The governing documents of each Investment Company generally provide that, to the extent permitted by applicable law, the Investment Company will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Investment Company, unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

Required Vote

This Proposal I must be approved by a plurality of the votes cast in person or by proxy at a Special Meeting at which a quorum exists. The votes of each Fund in the same Investment Company will be counted together with respect to the election of the Nominees to the Board and the holders of each Fund will vote together as a single class with the shareholders or interest holders of all other Funds that are series of the same Investment Company.

Your Board recommends that you vote “FOR” the election of each of the Nominees to Board.

PROPOSAL II — APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

The Funds, like all mutual funds, are required by law to have policies governing certain investment practices that may be changed only with shareholder approval. These policies are referred to as “fundamental.” A number of the Funds’ policies are outmoded and one is unnecessary at the present time. The proposed changes are intended to modernize the Funds’ fundamental investment policies and provide the Funds’ flexibility to respond to changing market conditions. The revised fundamental investment policies are not expected to result in any material changes to the risk profile of the Funds or the way each Fund is managed.

The 1940 Act requires each Fund to adopt fundamental investment policies with respect to several specific types of activities, namely a Fund’s ability to (1) borrow money; (2) issue senior securities; (3) engage in the business of underwriting securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. Currently, the Funds have fundamental investment policies that are either not required by law or are more restrictive than the law requires. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment policies be approved by the Fund’s shareholders.

Each Fund’s Board has reviewed the Fund’s current fundamental policies and has concluded that certain policies should be revised. Each Board is proposing that shareholders approve revisions to the Funds’ fundamental investment policies, as described more fully in this Joint Proxy Statement, to permit the Funds the maximum investment flexibility under current law.

The current fundamental investment policies of each of the Funds that are proposed to be revised are set forth in Appendix F to this Joint Proxy Statement. A list of the new fundamental policies that will apply to each Fund if approved by shareholders of that Fund also appears in Appendix F.

Reasons for Proposal

The revised fundamental investment policies are intended to update the Funds’ policies in line with regulatory changes and industry practices, thereby providing the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. The revised fundamental policies are expected to facilitate the management of the Funds’ assets and to simplify the process of monitoring compliance with the Funds’ fundamental investment policies.

Each Fund has an investment objective as well as fundamental investment policies. The revised fundamental investment policies do not affect the Funds’ investment objectives, which remain unchanged. The revised policies are not expected to result in any material changes to the risk profile of the Funds or the way each Fund is managed. To the extent the Funds engage in new investment practices in the future, the Funds may be subject to additional risks. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board would be consulted and the Fund’s prospectus or statement of additional information would be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental investment policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a revised policy provides that an investment practice may be conducted as permitted by the1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice. For purposes of the revised fundamental investment policies, the “1940 Act” shall mean the 1940 Act and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.

Additional Information

Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the revised policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix F. The chart in Appendix F sets forth the current fundamental policies of each Fund that are proposed to be revised and the proposed revised policy.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice, as set forth in Appendix F, will remain in effect.

In addition, approval of changes to your Fund’s fundamental investment policies will not depend upon your vote on or the outcome of other Proposals discussed in this Joint Proxy Statement. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the other Proposals discussed in this Joint Proxy Statement.

The revised policies that are approved will take effect when certain other matters presented to shareholders in this Proxy Statement take effect; this is currently expected to occur in the fourth quarter of 2012, although the actual date could be later.

Shareholders of each Fund will be asked to provide instructions on each proposed fundamental restriction separately on the enclosed proxy card.

Evaluation by the Boards

Because of the opportunity afforded by the Special Meetings, each Board has reviewed each Fund’s fundamental investment policies with the goal of simplifying and modernizing the fundamental investment policies of the Funds. The Boards believe that revising certain fundamental investment policies will enhance management’s ability to manage the Funds’ assets efficiently in changing regulatory and investment environments, and permit management and the Boards to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment policies of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner. The proposed changes in fundamental investment policies may allow each Fund greater investment flexibility to respond to future investment opportunities. The Boards do not anticipate, however, that the changes, individually or in the aggregate, currently will result in a material change in the level of investment risk associated with an investment in any Fund. Due to these and other considerations, the Boards recommend that shareholders vote to approve the modifications to the Funds’ fundamental investment policies described below.

Proposed Fundamental Investment Policies

Shareholders of each Fund are being asked to approve amendments to the Fund’s fundamental investment policies in Proposals II.A-II.C.

Proposal II.A — Underwriting

Proposed New Fundamental Investment Policy. If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding underwriting would read:

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Currently, each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Each Fund’s current fundamental investment policy also provides, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities. The Funds’ current underwriting policies are disclosed in their prospectuses and/or statements of additional information.

The revised policy will be interpreted to permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives, strategies and restrictions applicable to each Fund.

Your Board recommends that you vote “FOR” this proposal.

Proposal II.B — Real Estate

Proposed New Fundamental Investment Policy. If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding real estate would read:

The fund may not purchase or sell real estate except as permitted by the 1940 Act.

Discussion of Proposed Modification.   All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The revised policy will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities. The revised policy is not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time.

The revised policy is similar to each Fund’s current fundamental policy which provides the Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. The Funds may, under the current fundamental policy, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities. The Funds’ current policies concerning investment in real estate are disclosed in their prospectuses and/or statements of additional information.

Your Board recommends that you vote “FOR” this proposal.

Proposal II.C — Concentration

Proposed New Fundamental Investment Policy.     If shareholders of a Fund approve this proposal, the Fund’s fundamental investment policy regarding concentration would read:

The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification.     All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. The 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The revised policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the policy, Transamerica Partners Money Market Portfolio, Transamerica Partners Money Market and Transamerica Partners Institutional Money Market may invest without limit in obligations issued by banks. The policy shall not apply with respect to Transamerica Partners Stock Index or Transamerica Partners Institutional Stock Index to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent that the Fund likewise becomes concentrated There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the revised policy. The revised policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Currently, each Fund may not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Under the current fundamental investment policy, this limitation does not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities. In addition, the current policy provides that (i) each of the Transamerica Partners Money Market Portfolio, Transamerica Partners Money Market, and Transamerica Partners Institutional Money Market may invest without limitation in obligations issued by banks, and (ii) this restriction shall not apply with respect to Transamerica Partners Stock Index or Transamerica Partners Institutional Stock Index to any industry in which the S&P 500 Index (or any other index which the Stock Index Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

The Funds’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information.

Your Board recommends that you vote “FOR” this proposal.

Required Vote

To become effective with respect to a particular Fund, each of Proposals II.A—II.C, as applicable, must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

PROPOSAL III — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

This Proposal III is to be voted on by holders of Transamerica Partners Money Market Portfolio (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, holders of the Portfolio will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between TAM, the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser. AUIM is an affiliate of TAM. A general description of the proposed New Sub-Advisory Agreements is included below. The terms of the New Sub-Advisory Agreement are generally similar to those of the current sub-advisory agreement it replaces. The Board of the Portfolio approved the New Sub-Advisory Agreement at an in-person meeting held on October 18, 2012. Shareholder approval of the New Sub-Advisory Agreement must be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix G.

Currently, GE Asset Management Incorporated (“GEAM”) is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “Current Sub-Advisory Agreement”). Under the Current Sub-Advisory Agreement, GEAM provides investment research, advice, management and supervision, subject to the supervision of the Portfolio’s Board Members and TAM, the Portfolio’s investment adviser. The date of the Current Sub-Advisory Agreement is June 15, 2004, as amended. The Current Sub-Advisory Agreement was last approved by the Board of the Portfolio at an in-person meeting on June 14, 2012. The Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Therefore, pursuant to the terms of the SEC Order, the Current Sub-Advisory Agreement was not required to be submitted to a vote of the Portfolio’s shareholders.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio by TAM.

AUIM has asset management capabilities across the fixed income spectrum and a depth of research and management staff and resources that will enable it to implement the investment strategies of the Portfolio with such revisions as discussed below. AUIM will utilize the expertise of its portfolio managers while leveraging the experience, scale, depth of talent and institutional resources of AUIM. In addition, AUIM currently serves as sub-adviser to Transamerica Money Market and Transamerica AEGON Money Market VP, other money market series within the Transamerica fund complex.

TAM recommended AUIM to the Board of the Portfolio based on an overall assessment of AUIM’s dual top-down and bottom-up investment approach to determine economic outlook and investment themes to be utilized in fixed income portfolio management, as well as AUIM’s track record in managing Transamerica Money Market and Transamerica AEGON Money Market VP in the current low-yield environment.

In connection with proposed change in sub-adviser, there will be a change to the Portfolio’s investment strategies and risks, as described below. AUIM will employ the same investment strategies in managing the Portfolio as it employs in managing each of the money market funds in the Transamerica fund complex.

There are differences between the management styles of GEAM and AUIM. AUIM may attempt to increase the yield on the Portfolio which may involve increased risks. For example, from a credit perspective, GEAM has historically managed the Portfolio conservatively. AUIM may take on additional credit risk. In addition, GEAM has managed the Portfolio with a shorter weighted average maturity and weighted average life. AUIM may take on additional interest rate risk and increase the duration of the Portfolio.

The Portfolio will continue to invest in high quality, short-term money market instruments, but AUIM will have the flexibility to invest in additional money market instruments, including repurchase agreements collateralized by non-government securities.

As a money market fund, the Portfolio must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the Portfolio, must be determined by AUIM to present minimal credit risk.

General Description of Sub-Advisory Agreement

Set forth below is a general description of the terms of the New Sub-Advisory Agreement and a general comparison with the terms of the Current Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix G, and you should refer to Appendix G for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services.   The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies, restrictions and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser. The Current Sub-Advisory Agreement addresses the services to be provided in a similar manner, except that the Current Sub-Advisory Agreement provides that the current sub-adviser will supervise and direct the investments of the Portfolio in accordance with the Portfolio’s investment objective, policies and restrictions as provided in its current prospectus and statement of additional information and such other written limitations provided by TAM or the Portfolio.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and described below, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Sub-Advisory Agreement contains similar provisions.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current Sub-Advisory Agreement does not explicitly address proxy voting matters.

Fees.  Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Investment Adviser pays the sub-adviser a fee out of the management fee the Investment Adviser receives from the Portfolio. The sub-advisory fees payable by the Investment Adviser to AUIM are identical to the sub-advisory fees paid under the Current Sub-Advisory Agreement. Fees paid to the current sub-adviser during the Portfolio’s most recent fiscal year ended December 31, 2011 were $506,234.

Payment of Expenses.  The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The Current Sub-Advisory Agreement provides that the sub-adviser shall pay for expenses it incurs out of the sub-advisory fees it receives from TAM. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest.  The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time (e.g., policies and procedures with respect to Rule 10f-3, concerning affiliated underwritings, and Rule 17e-1, concerning affiliated brokerage, under the 1940 Act). The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Sub-Advisory Agreement addresses potential conflicts in a similar manner.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Current Sub-Advisory Agreement addresses trade allocation in a similar manner.

Limitation on Liability.  Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement addresses limitations on liability in a similar manner.

Term and Continuance.  The Current Sub-Advisory Agreement of the Portfolio was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will terminate, unless sooner terminated as set forth therein, after an initial two-year term. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually as discussed above with respect to the Current Sub-Advisory Agreement.

Termination.  The New Sub-Advisory Agreement for the Portfolio provides that the Portfolio may terminate the Agreement at any time, without penalty, by the Board or the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser. The Current Sub-Advisory Agreement contains similar termination provisions, except that it requires sixty days’ written notice of termination by the Portfolio, TAM or the current sub-adviser.

Board Considerations

At a meeting of the Boards of Trustees of TPP, TPFG and TPFG II (for purposes of this section, the “Board”) held on October 17-18, 2012, the Board considered the termination of GEAM as sub-adviser to the Portfolio, in which Transamerica Partners Money Market (a series of TPFG) and Transamerica Partners Institutional Money Market (a series of TPFG II) invest all of their investable assets, and approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of GEAM as sub-adviser to the Portfolio and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with GEAM.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other Transamerica funds;

(c) that AUIM and TAM are affiliated entities;

(d) that in June 2012 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;

(e) the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(f) the fact that the sub-advisory fee payable to AUIM would be paid by TAM and not the Portfolio;

(g) that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to AUIM is reasonable in light of the services to be provided;

(h) that TAM recommended to the Board that AUIM be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Portfolio; and

(i) that the Portfolio would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the investment strategies of the Portfolio, including potentially employing certain investment strategies to increase the yield of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica funds. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s performance, investment management experience, capabilities and resources, including with respect to other Transamerica funds that it sub-advises, including other money market portfolios. The Board reviewed the performance of the Portfolio as compared to the performance of the other Transamerica money market portfolios sub-advised by AUIM. In addition, the Board Members noted that they had recently considered the performance of those other funds as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee rate under the New Sub-Advisory Agreement and noted that it would not differ from the sub-advisory fee rate under the sub-advisory agreement with GEAM. The Board noted that the advisory fee rate payable by the Portfolio would not change in connection with the sub-adviser change. Additionally, the Board considered that AUIM agreed to voluntarily waive its sub-advisory fee with respect to the Portfolio from 0.05% to 0.04%, noting that such waivers could be discontinued at any time. The Board Members noted that the Portfolio does not pay the sub-advisory fee, and therefore shareholders would not benefit directly from the waiver, but further noted that TAM had been waiving fees and/or reimbursing expenses for the Portfolio in recent years. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the sub-advisory fee schedule for the Portfolio would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board considered any other benefits to be derived by AUIM from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with AUIM, and that AUIM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the New Sub-Advisory Agreement.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by AEGON USA Asset Management Holding, LLC1, which is owned by AUSA Holding Company2, which is owned by AEGON USA, LLC1. AEGON USA, LLC is owned by AEGON U.S. Holding Corporation1, which is owned by Transamerica Corporation (DE)1. Transamerica Corporation (DE) is owned by The AEGON Trust3, which is owned by AEGON International B.V. 3. AEGON International B.V. is owned by AEGON N.V. 3.

[1]	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
[2]	1111 North Charles Street, Baltimore MD 21201, United States
[3]	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix H. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Management Activities. AUIM provides investment advisory services to other funds that have investment objectives that are similar to those of the Portfolio. The table below provides the other funds sub-advised by AUIM, the net assets of those funds and the sub-advisory fees payable by each fund to AUIM as a percentage of its average daily net assets as of October 31, 2012.

Comparable Funds for which AUIM serves as Adviser	Assets Managed by AUIM as of October 31, 2012	Advisory Fee Rate
Transamerica AEGON Money Market	$814.7 million	0.15%
Transamerica AEGON Money Market VP	$592.6 million	0.15%

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment of postponement of the Holder Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the administrator of each series of TPFG, TPFG II and TPP, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS is also the transfer agent of each series of TPFG, TPFG II and TPP. The current distributor of each series of TPFG and TPFG II and placement agent for the series of TPP is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Custodian

State Street Bank & Trust (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as each Fund’s custodian.

Annual and Semi-Annual Reports

Holders of TPFG, TPFG II, TAAVF and TPP can find important information about TPFG, TPFG II, TAAVF and TPP funds in their annual reports dated December 31, 2011 and their semi-annual reports dated June 30, 2012, which have been previously mailed to holders. You may obtain copies of these reports without charge by writing to the Funds at the address shown on the first page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about December 14, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the estimated cost of retaining Computershare is approximately $370,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by the Funds, and allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds.

Independent Registered Public Accounting Firm

The Audit Committee and Board Members, including a majority of the independent Board Members, of each Fund have selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for such Fund. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

Each Fund’s Audit Committee approved the engagement of E&Y as each Fund’s independent registered public accounting firm for the Fund’s current fiscal year. E&Y provides audit and accounting services including audit of the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

The reports of E&Y on each Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of E&Y are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Appendix I sets forth for each Fund, for each of the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees — fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to TAM and any service providers controlling, controlled by or under common control with TAM that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee. The preapproval of these services also is intended to assure that the provision of the services does not impair the accounting firm's independence.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Unless a type of service to be provided by the independent registered public accounting firm has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. The Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to TAM and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by E&Y to each Fund, TAM or Covered Service Providers that were required to be pre-approved were pre-approved as required.

For each Fund’s two most recent fiscal years, there were no services rendered by E&Y to the Fund for which the pre-approval requirement was waived.

There were no non-audit fees billed by E&Y for services rendered to TPFG, TPFG II, TAAVF or TPP in each of the last two fiscal years ended December 31, 2011 and December 31, 2010, respectively. In addition, the non-audit fees billed by E&Y and PwC for services rendered to TAM or any Covered Service Provider(s) that provide ongoing services to TPFG, TPFG II, TAAVF or TPP in each of the last two fiscal years ended December 31, 2011 and December 31, 2010, were $0 and $108,000, respectively, which were allocated among the Funds on the basis of their respective net assets.

Change of Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers (“PwC”) served as independent registered certified public accounting firm for the fiscal year ended December 31, 2009 for TPFG, TPFG II, TPP and TAAVF. On April 8, 2010, upon recommendation by each Fund’s Audit Committee, each Fund’s Board selected E&Y to replace PwC as the Fund’s independent public accountant for the Fund’s then current fiscal year.

During the period from January 1, 2010 through April 7, 2010, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such period.

During the period from January 1, 2010 through April 7, 2010, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds have requested that PwC furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Appendix J.

Principal Holders

As of October 31, 2012, the outstanding shares of each Fund were as set forth in Appendix A.

As of October 31, 2012, the persons listed in Appendix K owned of record the amount of shares of the Funds indicated in Appendix K.

Holders Communications to the Boards

Holders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each holder communication must (i) be in writing and be signed by the holder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted holder communications. Except as provided below, with respect to each properly submitted holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, holders or other matters relating to an investment in the Fund, or (ii)  is ministerial in nature (such as a request for Fund literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to holders or owners of variable annuity contracts, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Holder Proposals

The Funds are not required to and do not intend to hold regular annual meetings of holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to Funds must be received a reasonable time prior to the date of a meeting of holders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A holder proposal may be presented at a meeting of holders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Fund is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of holders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Fund’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Fund’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information about the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.

By Order of the Boards,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Vice President, General Counsel and Secretary

December 11, 2012

Appendix A

Funds’ Issued and Outstanding Interests

The following table lists the net assets of each Fund on the Record Date.

Transamerica Partners Funds Group	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Partners Balanced	2,701,771.11	41,933,146
Transamerica Partners Core Bond	26,361,451.24	360,655,769
Transamerica Partners High Quality Bond	5,837,396.24	68,109,637
Transamerica Partners High Yield Bond	13,055,883.97	116,037,659
Transamerica Partners Inflation-Protected Securities	7,629,765.37	98,117,817
Transamerica Partners International Equity	14,707,641.23	147,363,834
Transamerica Partners Large Core	3,078,873.04	65,034,675
Transamerica Partners Large Growth	10,232,220.31	213,448,879
Transamerica Partners Large Value	11,546,497.71	211,564,738
Transamerica Partners Mid Growth	4,870,722.58	53,722,989
Transamerica Partners Mid Value	9,262,962.78	130,245,528
Transamerica Partners Money Market	36,294,400.28	385,041,159
Transamerica Partners Small Core	4,007,585.08	81,658,212
Transamerica Partners Small Growth	2,075,442.13	26,768,256
Transamerica Partners Small Value	2,254,222.01	26,035,807
Transamerica Partners Stock Index	29,914,231.34	328,754,723
Transamerica Institutional Asset Allocation – Intermediate Horizon	15,407,786.22	155,883,102
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon	8,896,172.68	84,820,953
Transamerica Institutional Asset Allocation – Long Horizon	4,227,918.44	35,507,337
Transamerica Institutional Asset Allocation – Short Horizon	2,511,896.17	28,160,620
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	2,312,301.11	23,804,020

Transamerica Partners Funds Group II	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Partners Institutional Balanced	609,610.73	6,086,841
Transamerica Partners Institutional Core Bond	39,440,268.01	448,674,745
Transamerica Partners Institutional High Quality Bond	7,948,131.63	84,224,418
Transamerica Partners Institutional High Yield Bond	31,950,286.97	286,919,471
Transamerica Partners Institutional Inflation-Protected Securities	10,793,501.85	121,009,198
Transamerica Partners Institutional International Equity	16,070,553.32	102,876,147
Transamerica Partners Institutional Large Core	1,267,975.93	6,053,257
Transamerica Partners Institutional Large Growth	18,534,939.71	137,474,454
Transamerica Partners Institutional Large Value	11,076,606.37	108,511,770
Transamerica Partners Institutional Mid Growth	2,926,123.38	39,374,674
Transamerica Partners Institutional Mid Value	20,669,251.79	330,988,224
Transamerica Partners Institutional Money Market	32,981,816.44	331,908,039

A-1

Transamerica Partners Funds Group II	Total Shares Outstanding	Net Assets ($)
Transamerica Partners Institutional Small Core	3,148,974.78	33,978,162
Transamerica Partners Institutional Small Growth	1,003,627.72	13,006,548
Transamerica Partners Institutional Small Value	866,137.40	12,938,408
Transamerica Partners Institutional Stock Index	93,610,806.54	885,708,423
Transamerica Asset Allocation – Intermediate Horizon	18,193,668.37	206,732,405
Transamerica Asset Allocation – Intermediate/Long Horizon	12,064,145.61	134,768,439
Transamerica Asset Allocation – Long Horizon	10,198,294.61	96,274,766
Transamerica Asset Allocation – Short Horizon	5,655,802.50	65,592,405
Transamerica Asset Allocation – Short/Intermediate Horizon	5,447,256.12	55,961,301

Transamerica Asset Allocation Variable Funds	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Asset Allocation – Intermediate Horizon Subaccount	996,117.69	19,690,591
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount	1,387,717.06	27,027,380
Transamerica Asset Allocation – Short Horizon Subaccount	415,132.17	8,402,537

Transamerica Partners Portfolios	Total Shares Outstanding	Net Assets ($)
Fund
Transamerica Partners Balanced Portfolio	7,141,378.48	111,005,547
Transamerica Partners Core Bond Portfolio	110,791,870.63	1,509,566,474
Transamerica Partners High Quality Bond Portfolio	33,059,479.16	384,941,153
Transamerica Partners High Yield Bond Portfolio	89,727,066.48	798,240,366
Transamerica Partners Inflation-Protected Securities Portfolio	63,911,938.62	343,222,793
Transamerica Partners International Equity Portfolio	11,720,886.31	606,606,616
Transamerica Partners Large Core Portfolio	11,720,886.31	246,934,325
Transamerica Partners Large Growth Portfolio	39,699,099.63	824,388,381
Transamerica Partners Large Value Portfolio	44,630,827.60	815,736,534
Transamerica Partners Mid Growth Portfolio	15,386,584.81	167,763,427
Transamerica Partners Mid Value Portfolio	54,224,717.08	760,963,946
Transamerica Partners Money Market Portfolio	84,761,083.33	905,902,465
Transamerica Partners Small Core Portfolio	29,662,754.66	296,086,454
Transamerica Partners Small Growth Portfolio	4,777,238.97	60,479,592
Transamerica Partners Small Value Portfolio	6,061,853.27	68,660,671

A-2

Appendix B

Officers of the Investment Companies

The officers of each Investment Company, including their year of birth, their positions held with the Investment Company and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years

Thomas A. Swank (1960)	President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

Board Member (November 2012 – present); President and Chief Executive Officer (May 2012 – present), Transamerica Funds, TST and TIS;

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 - present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 - present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Supervisory Board Member, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 - 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial
Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 - present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Vice President and Senior Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Investment Companies, except for the Chief Compliance Officer, receives any compensation from the Investment Companies.

Appendix C

Compensation of the Board Members

Board Members who are not “interested persons” of the Funds under the 1940 Act (“Independent Board Members”) receive an annual retainer fee as well as an additional annual fee for service on one or more committees and are reimbursed for all travel and out-of-pocket expenses relating to attendance at such meetings. Board Members who are considered “interested persons” of the Funds under the 1940 Act (“Interested Board Members”) do not receive compensation from the Funds, but may be reimbursed for out-of-pocket expenses relating to attendance at such meetings. Mr. Warrick is compensated by TAM or an affiliate of TAM for his service as a Board Member. Mr. Swank will not receive any compensation for serving as a Board Member.

As of January 1, 2012, Independent Board Member compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as $8,800 for each regularly scheduled meeting attended and each special meetings requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $4,400 for each telephonic meeting attended. Each Investment Company pays a pro rata share of these fees allocable to each series of the Investment Company based on the relative assets of the series. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. Each Investment Company also pays a pro rata share allocable to each series of the Investment Company based on the relative assets of the series for the Lead Independent Board Member and Audit Committee Chairperson retainers.

With respect to each Investment Company, under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010 (each, a “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Investment Company to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Board Member.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Investment Company.

Transamerica Partners Funds Group

The following table sets forth the compensation amounts paid to the Independent Board Members of the TPFG Board for the fiscal year ended December 31, 2011.

Name	Transamerica Partners Balanced	Transamerica Partners Core Bond	Transamerica Partners High Quality Bond	Transamerica Partners High Yield Bond
Sandra N. Bane	$98	$909	$172	$261
Leo J. Hill	$121	$1,125	$213	$323
David W. Jennings	$98	$909	$172	$261
Russell A. Kimball, Jr.	$98	$909	$172	$261
Eugene M. Mannella	$98	$909	$172	$261
Norman R. Nielsen	$98	$909	$172	$261
Joyce G. Norden	$98	$909	$172	$261
Patricia L. Sawyer	$98	$909	$172	$261
John W. Waechter	$106	$990	$187	$284

Name	Transamerica Partners Inflation- Protected Securities	Transamerica Partners International Equity	Transamerica Partners Large Core	Transamerica Partners Large Growth
Sandra N. Bane	$243	$490	$178	$609
Leo J. Hill	$300	$606	$220	$754
David W. Jennings	$243	$490	$178	$609
Russell A. Kimball, Jr.	$243	$490	$178	$609
Eugene M. Mannella	$243	$490	$178	$609
Norman R. Nielsen	$243	$490	$178	$609
Joyce G. Norden	$243	$490	$178	$609
Patricia L. Sawyer	$243	$490	$178	$609
John W. Waechter	$264	$534	$194	$664

Name	Transamerica Partners Large Value	Transamerica Partners Mid Growth	Transamerica Partners Mid Value	Transamerica Partners Money Market
Sandra N. Bane	$564	$185	$414	$851
Leo J. Hill	$699	$230	$513	$1,054
David W. Jennings	$564	$185	$414	$851
Russell A. Kimball, Jr.	$564	$185	$414	$851
Eugene M. Mannella	$564	$185	$414	$851
Norman R. Nielsen	$564	$185	$414	$851
Joyce G. Norden	$564	$185	$414	$851
Patricia L. Sawyer	$564	$185	$414	$851
John W. Waechter	$615	$202	$451	$927

Name	Transamerica Partners Small Core	Transamerica Partners Small Growth	Transamerica Partners Small Value	Transamerica Partners Stock Index
Sandra N. Bane	$229	$92	$79	$811
Leo J. Hill	$284	$113	$97	$1,004
David W. Jennings	$229	$92	$79	$811
Russell A. Kimball, Jr.	$229	$92	$79	$811
Eugene M. Mannella	$229	$92	$79	$811
Norman R. Nielsen	$229	$92	$79	$811
Joyce G. Norden	$229	$92	$79	$811
Patricia L. Sawyer	$229	$92	$79	$811
John W. Waechter	$250	$100	$86	$883

Name	Transamerica Institutional Asset Allocation - Intermediate Horizon	Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	Transamerica Institutional Asset Allocation - Long Horizon	Transamerica Institutional Asset Allocation - Short Horizon
Sandra N. Bane	—	—	—	—
Leo J. Hill	—	—	—	—
David W. Jennings	—	—	—	—
Russell A. Kimball, Jr.	—	—	—	—
Eugene M. Mannella	—	—	—	—
Norman R. Nielsen	—	—	—	—
Joyce G. Norden	—	—	—	—
Patricia L. Sawyer	—	—	—	—
John W. Waechter	—	—	—	—

Name	Transamerica Institutional Asset Allocation - Short/Intermediate Horizon
Sandra N. Bane	—
Leo J. Hill	—
David W. Jennings	—
Russell A. Kimball, Jr.	—
Eugene M. Mannella	—
Norman R. Nielsen	—
Joyce G. Norden	—
Patricia L. Sawyer	—
John W. Waechter	—
Transamerica Partners Funds Group II The following table sets forth the compensation amounts paid to the Independent Board Members of the TPFG II Board for the fiscal year ended December 31, 2011.
Name	Transamerica Partners Institutional Balanced	Transamerica Partners Institutional Core Bond	Transamerica Partners Institutional High Quality Bond	Transamerica Partners Institutional High Yield Bond
Sandra N. Bane	$13	$1,078	$227	$585
Leo J. Hill	$16	$1,335	$281	$725
David W. Jennings	$13	$1,078	$227	$585
Russell A. Kimball, Jr.	$13	$1,078	$227	$585
Eugene M. Mannella	$13	$1,078	$227	$585
Norman R. Nielsen	$13	$1,078	$227	$585
Joyce G. Norden	$13	$1,078	$227	$585
Patricia L. Sawyer	$13	$1,078	$227	$585
John W. Waechter	$14	$1,175	$247	$638

Name	Transamerica Partners Institutional Inflation-Protected Securities	Transamerica Partners Institutional International Equity	Transamerica Partners Institutional Large Core	Transamerica Partners Institutional Large Growth
Sandra N. Bane	$268	$416	$19	$603
Leo J. Hill	$332	$515	$23	$747
David W. Jennings	$268	$416	$19	$603
Russell A. Kimball, Jr.	$268	$416	$19	$603
Eugene M. Mannella	$268	$416	$19	$603
Norman R. Nielsen	$268	$416	$19	$603
Joyce G. Norden	$268	$416	$19	$603
Patricia L. Sawyer	$268	$416	$19	$603
John W. Waechter	$292	$453	$20	$657

Name	Transamerica Partners Institutional Large Value	Transamerica Partners Institutional Mid Growth	Transamerica Partners Institutional Mid Value	Transamerica Partners Institutional Money Market
Sandra N. Bane	$315	$121	$754	$996
Leo J. Hill	$390	$150	$933	$1,233
David W. Jennings	$315	$121	$754	$996
Russell A. Kimball, Jr.	$315	$121	$754	$996
Eugene M. Mannella	$315	$121	$754	$996
Norman R. Nielsen	$315	$121	$754	$996
Joyce G. Norden	$315	$121	$754	$996
Patricia L. Sawyer	$315	$121	$754	$996
John W. Waechter	$343	$132	$821	$1,084

Name	Transamerica Partners Institutional Small Core	Transamerica Partners Institutional Small Growth	Transamerica Partners Institutional Small Value	Transamerica Partners Institutional Stock Index
Sandra N. Bane	$77	$59	$48	$2,097
Leo J. Hill	$95	$73	$59	$2,596
David W. Jennings	$77	$59	$48	$2,097
Russell A. Kimball, Jr.	$77	$59	$48	$2,097
Eugene M. Mannella	$77	$59	$48	$2,097
Norman R. Nielsen	$77	$59	$48	$2,097
Joyce G. Norden	$77	$59	$48	$2,097
Patricia L. Sawyer	$77	$59	$48	$2,097
John W. Waechter	$84	$65	$52	$2,284

Name	Transamerica Asset Allocation - Intermediate Horizon	Transamerica Asset Allocation - Intermediate/Long Horizon	Transamerica Asset Allocation - Long Horizon	Transamerica Asset Allocation - Short Horizon
Sandra N. Bane	—	—	—	—
Leo J. Hill	—	—	—	—
David W. Jennings	—	—	—	—
Russell A. Kimball, Jr.	—	—	—	—
Eugene M. Mannella	—	—	—	—
Norman R. Nielsen	—	—	—	—
Joyce G. Norden	—	—	—	—
Patricia L. Sawyer	—	—	—	—
John W. Waechter	—	—	—	—

Name	Transamerica Asset Allocation - Short/ Intermediate Horizon
Sandra N. Bane	—
Leo J. Hill	—
David W. Jennings	—
Russell A. Kimball, Jr.	—
Eugene M. Mannella	—
Norman R. Nielsen	—
Joyce G. Norden	—
Patricia L. Sawyer	—
John W. Waechter	—

Transamerica Asset Allocation Variable Funds

The following table sets forth the compensation amounts paid to the Independent Board Members of the TAAVF Board for the fiscal year ended December 31, 2011.

Name	Transamerica Asset Allocation - Short Horizon Subaccount	Transamerica Asset Allocation - Intermediate Horizon Subaccount	Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount
Sandra N. Bane	$137	$343	$444
Leo J. Hill	$170	$424	$549
David W. Jennings	$137	$343	$444
Russell A. Kimball, Jr.	$137	$343	$444
Eugene M. Mannella	$137	$343	$444
Norman R. Nielsen	$137	$343	$444
Joyce G. Norden	$137	$343	$444
Patricia L. Sawyer	$137	$343	$444
John W. Waechter	$150	$373	$484
Transamerica Partners Portfolios The following table sets forth the compensation amounts paid to the Independent Board Members of the TPP Board for the fiscal year ended December 31, 2011.
Name	Transamerica Partners Balanced Portfolio	Transamerica Partners Core Bond Portfolio	Transamerica Partners High Quality Bond Portfolio	Transamerica Partners High Yield Bond Portfolio
Sandra N. Bane	$219	$2,992	$915	$1,409
Leo J. Hill	$271	$3,705	$1,133	$1,744
David W. Jennings	$219	$2,992	$915	$1,409
Russell A. Kimball, Jr.	$219	$2,992	$915	$1,409
Eugene M. Mannella	$219	$2,992	$915	$1,409
Norman R. Nielsen	$219	$2,992	$915	$1,409
Joyce G. Norden	$219	$2,992	$915	$1,409
Patricia L. Sawyer	$219	$2,992	$915	$1,409
John W. Waechter	$239	$3,259	$997	$1,535

Name	Transamerica Partners Inflation- Protected Securities Portfolio	Transamerica Partners International Equity Portfolio	Transamerica Partners Large Core Portfolio	Transamerica Partners Large Growth Portfolio
Sandra N. Bane	$659	$1,622	$488	$2,190
Leo J. Hill	$816	$2,008	$605	$2,711
David W. Jennings	$659	$1,622	$488	$2,190
Russell A. Kimball, Jr.	$659	$1,622	$488	$2,190
Eugene M. Mannella	$659	$1,622	$488	$2,190
Norman R. Nielsen	$659	$1,622	$488	$2,190
Joyce G. Norden	$659	$1,622	$488	$2,190
Patricia L. Sawyer	$659	$1,622	$488	$2,190
John W. Waechter	$718	$1,767	$532	$2,385

Name	Transamerica Partners Large Value Portfolio	Transamerica Partners Mid Growth Portfolio	Transamerica Partners Mid Value Portfolio	Transamerica Partners Money Market Portfolio
Sandra N. Bane	$1,849	$475	$1,685	$1,932
Leo J. Hill	$2,289	$588	$2,086	$2,392
David W. Jennings	$1,849	$475	$1,685	$1,932
Russell A. Kimball, Jr.	$1,849	$475	$1,685	$1,932
Eugene M. Mannella	$1,849	$475	$1,685	$1,932
Norman R. Nielsen	$1,849	$475	$1,685	$1,932
Joyce G. Norden	$1,849	$475	$1,685	$1,932
Patricia L. Sawyer	$1,849	$475	$1,685	$1,932
John W. Waechter	$2,014	$517	$1,835	$2,104

Name	Transamerica Partners Small Core Portfolio	Transamerica Partners Small Growth Portfolio	Transamerica Partners Small Value Portfolio
Sandra N. Bane	$644	$250	$228
Leo J. Hill	$797	$310	$282
David W. Jennings	$644	$250	$228
Russell A. Kimball, Jr.	$644	$250	$228
Eugene M. Mannella	$644	$250	$228
Norman R. Nielsen	$644	$250	$228
Joyce G. Norden	$644	$250	$228
Patricia L. Sawyer	$644	$250	$228
John W. Waechter	$701	$273	$248

Name	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Members from Fund Asset Management Group(1)
Sandra N. Bane	-	$168,000
Leo J. Hill	-	$208,000
David W. Jennings	-	$168,000
Russell A. Kimball, Jr.	-	$168,000
Eugene M. Mannella	-	$168,000
Norman R. Nielsen	-	$168,000
Joyce G. Norden	-	$168,000
Patricia L. Sawyer	-	$168,000
John W. Waechter	-	$183,000

(1)         Of this aggregate compensation, the total amounts deferred from the Investment Companies (including earnings and dividends) and accrued for the benefit of the participating Board Members for the fiscal year ended December 31, 2011 were as follows: Sandra N. Bane, $0; Leo J. Hill, $789; David W. Jennings, $0; Russell A. Kimball, Jr., $1,481; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $7,954; and John W. Waechter, $0.

As of October 31, 2012, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Investment Company’s series.

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee and in all the funds in the Transamerica fund family as of December 31, 2011.

Transamerica Partners Funds Group

Nominee	Transamerica Partners Balanced	Transamerica Partners Core Bond	Transamerica Partners High Quality Bond	Transamerica Partners High Yield Bond
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Inflation- Protected Securities	Transamerica Partners International Equity	Transamerica Partners Large Core	Transamerica Partners Large Growth
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Large Value	Transamerica Partners Mid Growth	Transamerica Partners Mid Value	Transamerica Partners Money Market
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	Over $100,000
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Small Core	Transamerica Partners Small Growth	Transamerica Partners Small Value	Transamerica Partners Stock Index
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Institutional Asset Allocation - Intermediate Horizon	Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	Transamerica Institutional Asset Allocation - Long Horizon	Transamerica Institutional Asset Allocation - Short Horizon
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	$1 - $10,000	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Institutional Asset Allocation - Short/Intermediate Horizon
Interested Nominee
Thomas Swank(1)	None
Alan F. Warrick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Partners Funds Group II

Nominee	Transamerica Partners Institutional Balanced	Transamerica Partners Institutional Core Bond	Transamerica Partners Institutional High Quality Bond	Transamerica Partners Institutional High Yield Bond
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	$50,001 - $100,000	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Institutional Inflation-Protected Securities	Transamerica Partners Institutional International Equity	Transamerica Partners Institutional Large Core	Transamerica Partners Institutional Large Growth
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	Over $100,000	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Institutional Large Value	Transamerica Partners Institutional Mid Growth	Transamerica Partners Institutional Mid Value	Transamerica Partners Institutional Money Market
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	$10,001 - $50,000	$10,001 - $50,000	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Institutional Small Core	Transamerica Partners Institutional Small Growth	Transamerica Partners Institutional Small Value	Transamerica Partners Institutional Stock Index
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	$10,001 - $50,000	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Asset Allocation - Intermediate Horizon	Transamerica Asset Allocation - Intermediate/Long Horizon	Transamerica Asset Allocation - Long Horizon	Transamerica Asset Allocation - Short Horizon
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Asset Allocation - Short/Intermediate Horizon
Interested Nominee
Thomas Swank(1)	None
Alan F. Warrick	None
Independent Nominee
Sandra N. Bane	None
Leo J. Hill	None
David W. Jennings	None
Russell A. Kimball, Jr.	None
Eugene M. Mannella	None
Norman R. Nielsen	None
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	None

Transamerica Asset Allocation Variable Funds

Nominee	Transamerica Partners Asset Allocation - Intermediate Horizon Subaccount	Transamerica Partners Asset Allocation – Intermediate/Long Horizon Subaccount	Transamerica Partners Asset Allocation - Short Horizon Subaccount
Interested Nominee
Thomas Swank(1)	None	None	None
Alan F. Warrick	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Transamerica Partners Portfolios

Nominee	Transamerica Partners Balanced Portfolio	Transamerica Partners Core Bond Portfolio	Transamerica Partners High Quality Bond Portfolio	Transamerica Partners High Yield Bond Portfolio
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Inflation- Protected Securities Portfolio	Transamerica Partners International Equity Portfolio	Transamerica Partners Large Core Portfolio	Transamerica Partners Large Growth Portfolio
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Large Value Portfolio	Transamerica Partners Mid Growth Portfolio	Transamerica Partners Mid Value Portfolio	Transamerica Partners Money Market Portfolio
Interested Nominee
Thomas Swank(1)	None	None	None	None
Alan F. Warrick	None	None	None	None
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	None
David W. Jennings	None	None	None	None
Russell A. Kimball, Jr.	None	None	None	None
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	None
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	None
John W. Waechter	None	None	None	None

Nominee	Transamerica Partners Small Core Portfolio	Transamerica Partners Small Growth Portfolio	Transamerica Partners Small Value Portfolio	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Transamerica Fund Family
Interested Nominee
Thomas Swank(1)	None	None	None	Over $100,000
Alan F. Warrick	None	None	None	Over $100,000
Independent Nominee
Sandra N. Bane	None	None	None	None
Leo J. Hill	None	None	None	Over $100,000
David W. Jennings	None	None	None	Over $100,000
Russell A. Kimball, Jr.	None	None	None	Over $100,000
Eugene M. Mannella	None	None	None	None
Norman R. Nielsen	None	None	None	$50,001 to $100,000
Joyce G. Norden	None	None	None	None
Patricia L. Sawyer	None	None	None	Over $100,000
John W. Waechter	None	None	None	Over $100,000
(1)	The table shows the amount of equity securities owned by Mr. Swank in the Funds that he is nominated to oversee and in all of the funds in the Transamerica fund family as of June 30, 2012.

None of the Independent Nominees or their immediate family members had any interest in TAM, any sub-advisers or TCI, or any person controlling, controlled by or under common control with such persons as of December 31, 2011. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.As indicated under “Information about the Nominees” in the Joint Proxy Statement, Eugene M. Mannella, an Independent Nominee, is the chief executive officer of HedgeServ Corporation, a provider of hedge fund administration and accounting services. Mr. Mannella also has an economic interest in HedgeServ Corporation, and serves on the board of HedgeServ Limited, an affiliate of HedgeServ Corporation. HedgeServ Limited provides hedge fund administration and accounting services to funds managed by First Quadrant, L.P. (“First Quadrant”), the sub-adviser to Transamerica Global Macro. Mr. Mannella is not personally involved in the services provided to First Quadrant. Given his roles with and/or interest in HedgeServ Corporation and HedgeServ Limited, however, Mr. Mannella may be considered to benefit indirectly from HedgeServ Limited’s relationship with First Quadrant. During Transamerica Global Macro’s fiscal years ended October 31, 2010 and October 31, 2011, the revenues from services provided to First Quadrant represented less than 2.0% of HedgeServ Limited’s revenues per year. For the period November 1, 2011 through July 31, 2012, the revenues from services provided to First Quadrant represented less than 1.7% of HedgeServ Limited’s revenues for the period.

Appendix E

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS (“TAAVF”)

TRANSAMERICA FUNDS (“TRANSAMERICA FUNDS”)

TRANSAMERICA INCOME SHARES, INC. (“TIS”)

TRANSAMERICA PARTNERS FUNDS GROUP (“TPFG”)

TRANSAMERICA PARTNERS FUNDS GROUP II (“TPFG II”)

TRANSAMERICA PARTNERS PORTFOLIOS (“TPP”)

TRANSAMERICA SERIES TRUST (“TST”)

(Each, A “Fund” And Collectively, The “Funds”)

NOMINATING COMMITTEE CHARTER

(Approved April 3, 2008, as revised July 15, 2010)

A.	COMMITTEE MEMBERSHIP

The Nominating Committee (the “Committee”) of the Funds’ Boards (the “Boards”) shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates to the Committee for its consideration. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Boards shall nominate and appoint the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.

The Committee shall serve at the pleasure of the Boards. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting, including by means of a conference call or other communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, at which there is a quorum shall be the act of the Committee. The Committee may take action by unanimous written consent if at least the number of Trustees required for approval of such action at a meeting of the Trustees consent to the action in writing.

B.	OBJECTIVES OF THE COMMITTEE

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Boards. The Independent Trustees, however, retain the authority to act in place of the Committee to select and nominate the independent trustee candidates if they determine to do so. Similarly, the Trustees (the Independent Trustees together with the Management Trustees) retain the authority to act in place of the Committee to select and nominate management trustee candidates if they determine to do so.

C.	BOARD NOMINATIONS AND FUNCTIONS

1.         In the event of any vacancies or created positions on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate, including from representatives of Management.

2.         The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3.         In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. The Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board members or the percentage of a Board that is to be composed of Independent Trustees.

4.         While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.         The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	OTHER POWERS AND RESPONSIBILITIES

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT TRUSTEES

A.	PRIMARY RESPONSIBILITIES

The Independent Trustees’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	PERSONAL ATTRIBUTES

-	Public or private sector stature sufficient to instill confidence.

-	High personal and professional integrity.

-	Good business sense.

-	Ability to commit the necessary time to prepare for and attend meetings.

-	Not financially dependent on Trustee retainer and meeting fees.

C.	SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

-	General understanding of balance sheets and operating statements.

-	First-hand knowledge of investing.

-	Experience in working in highly regulated and complex legal framework.

-	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

-	Ability to be critical, and confrontational if necessary, but in a constructive manner.

-	Demonstrated ability to contribute to Board and committee process.

-	Ability to consider diverse issues and make timely, well-informed decisions.

-	Familiarity with the securities industry.

-	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

SCHEDULE B

PROCEDURES FOR THE COMMITTEE’S CONSIDERATION OF

CANDIDATES SUBMITTED BY SHAREHOLDERS

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.         Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.         The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

-	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

-	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

-	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

-	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

-	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

-	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.         In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1         Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

-	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

-	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

-	the shareholder’s contact information;

-	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

-	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

-	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Appendix F

Fundamental Policies

Fund	Fundamental Investment Policy	Old Fundamental Investment Policy	New Fundamental Investment Policy

All Funds	Underwriting	The fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective, investment policies and investment program.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

All Funds	Real Estate

The fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time. Notwithstanding this limitation, the fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

The fund may not purchase or sell real estate except as permitted by the 1940 Act.

F-1

All Funds	Concentration	The fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that (i) each of Transamerica Partners Money Market and Transamerica Partners Institutional Money Market and Transamerica Partners Money Market Portfolio may invest without limitation in obligations issued by banks, and (ii) this restriction shall not apply with respect to Transamerica Partners Stock Index or Transamerica Partners Institutional Stock Index to any industry in which the S&P 500 Index (or any other index which Transamerica Partners Stock Index or Transamerica Partners Institutional Stock Index selects to track its performance) becomes concentrated to the extent that Transamerica Partners Stock Index or Transamerica Partners Institutional Stock Index likewise becomes concentrated.	The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

F-2

Appendix G

FORM OF INVESTMENT SUBADVISORY AGREEMENT

AEGON USA Investment Management, LLC

This Agreement, entered into as of             , 2013 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and AEGON USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.           Appointment.  In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.           Subadvisory Services.  In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.           Activities of the Subadviser.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.           Allocation of Charges and Expenses.  During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.           Obligation to Provide Information.  Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.           Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.           Compensation of Trustees, Officers and Employees.  No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.           Term.  This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.           Termination.  This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.           Use of Name.  If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.           Liability of the Subadviser.  The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.           Meanings of Certain Terms.  For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.           Books and Records.  The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.           Independent Contractor.  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.           Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.           Governing Law.  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.           Interpretation.  Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

AEGON USA INVESTMENT MANAGEMENT, LLC

By:
Name: Title:

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Partners Money Market Portfolio	0.05% of average daily net assets

*	As a percentage of average daily net assets on an annual basis.

Appendix H

Directors and Principal Officers of the New Sub-Adviser

AEGON USA Investment Management, LLC (“AUIM”)

Name and Position with AUIM:

Bradley J. Beman, Manager, Executive Vice President & Chief Investment Officer

David L. Blankenship, Manager, President

Kirk W. Buese, Executive Vice President – Private and Structured Finance

Daniel P. Fox, Executive Vice President – Risk Management

Jacqueline D. Griffin, Manager, Executive Vice President – General Account

Terry L. Leitch, Executive Vice President – Derivatives

Garry E. Creed, Senior Vice President

Mark E. Dunn, Senior Vice President

Robert Fitzsimmons, Senior Vice President

Michael C. Fogliano, Senior Vice President

Kevin A. Giles, Senior Vice President – New Initiatives

Greg Haendel, Senior Vice President

Darlene Greene – Senior Vice President – Human Resources

David R. Halfpap, Senior Vice President

Karen E. Hufnagel, Senior Vice President and Chief Operating Officer

Calvin W. Norris, Senior Vice President

Eric C. Perry, Senior Vice President

Stephanie M. Phelps, Manager, Senior Vice President, Treasurer and Chief Financial Officer

James K. Schaeffer, Jr., Senior Vice President

Sarvjeev S. Sidhu, Senior Vice President

Jon L. Skaggs, Senior Vice President

Douglas A. Weih, Senior Vice President

Brian Westhoff, Senior Vice President

Jeffrey A. Whitehead, Senior Vice President

John F. Bailey, Vice President

James K. Baskin, Vice President

Peter Brennan, Vice President

Matt Buchanan, Vice President

Timothy L. Carlson, Vice President

Douglas A. Dean, Vice President

Bradley D. Doyle, Vice President

Jason Felderman, Vice President

Rishi Goel, Vice President

Laurence T. Grant, Vice President

Scott P. Hassenstab, Vice President

William J. Henricksen, Vice President

Frederick B. Howard, Vice President

Paul Johnson, Vice President – Internal Communications

Stephen M. Lempa, Vice President

Clayton R. McBride, Vice President

Dennis J. Mochal, Vice President

Christopher D. Pahlke, Vice President

Michael J. Parrish, Vice President

Greg A. Podhajsky, Vice President

Joshua D. Prieskorn, Vice President

James Rich, Vice President

Michael S. Smith, Vice President

H-1

Michael A. Urban, Vice President

Xueqing (Sam) Wang, Vice President

Renee D. Montz, General Counsel and Secretary Richard J. Walz, Chief Compliance Officer

Tracy S. Cassidy, Assistant Secretary

Sean C. Monaghan, Assistant Secretary and Counsel

Stephanie L. Steele, Assistant Treasurer

H-2

Appendix I

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Funds Group

Transamerica Partners Balanced	4,400	4,400	-	78

Transamerica Partners Core Bond	4,400	4,400	-	822

Transamerica Partners High Quality Bond	4,400	4,400	-	160

Transamerica Partners High Yield Bond	4,400	4,400	-	219

Transamerica Partners Inflation-Protected Securities	4,400	4,400	-	196

Transamerica Partners International Equity	4,400	4,400	-	410

Transamerica Partners Large Core	4,400	4,400	-	152

Transamerica Partners Large Growth	4,400	4,400	-	481

Transamerica Partners Large Value	4,400	4,400	-	491

Transamerica Partners Mid Growth	4,400	4,400	-	135

Transamerica Partners Mid Value	4,400	4,400	-	347

Transamerica Partners Money Market	4,400	4,400	-	766

Transamerica Partners Small Core	4,400	4,400	-	168

Transamerica Partners Small Growth	4,400	4,400	-	71

Transamerica Partners Small Value	4,400	4,400	-	63

Transamerica Partners Stock Index	4,400	4,400	-	612

Transamerica Institutional Asset Allocation - Intermediate Horizon	4,400	4,400	-	*

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	4,400	4,400	-	*

Transamerica Institutional Asset Allocation - Long Horizon	4,400	4,400	-	*

Transamerica Institutional Asset Allocation - Short Horizon	4,400	4,400	-	*

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	4,400	4,400	-	*

*Institutional	Asset Allocation Funds incurred $1,627 as a group, paid by DIA.

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced	4,400	4,400	-	21

Transamerica Partners Institutional Core Bond	4,400	4,400	-	799

Transamerica Partners Institutional High Quality Bond	4,400	4,400	-	162

Transamerica Partners Institutional High Yield Bond	4,400	4,400	-	361

Transamerica Partners Institutional Inflation-Protected Securities	4,400	4,400	-	185

Transamerica Partners Institutional International Equity	4,400	4,400	-	304

Transamerica Partners Institutional Large Core	4,400	4,400	-	13

Transamerica Partners Institutional Large Growth	4,400	4,400	-	422

Transamerica Partners Institutional Large Value	4,400	4,400	-	255

Transamerica Partners Institutional Mid Growth	4,400	4,400	-	78

Transamerica Partners Institutional Mid Value	4,400	4,400	-	467

Transamerica Partners Institutional Money Market	4,400	4,400	-	748

Transamerica Partners Institutional Small Core	4,400	4,400	-	51

Transamerica Partners Institutional Small Growth	4,400	4,400	-	45

Transamerica Partners Institutional Small Value	4,400	4,400	-	43

Transamerica Partners Institutional Stock Index	4,400	4,400	-	1,260

Transamerica Asset Allocation - Intermediate Horizon	4,400	4,400	-	*

Transamerica Asset Allocation - Intermediate/Long Horizon	4,400	4,400	-	*

Transamerica Asset Allocation - Long Horizon	4,400	4,400	-	*

Transamerica Asset Allocation - Short Horizon	4,400	4,400	-	*

Transamerica Asset Allocation - Short/Intermediate Horizon	4,400	4,400	-	*

*Investor Asset Allocation Funds incurred $1,627 as a group, paid by DIA.

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Asset Allocation Variable Funds
Transamerica Asset Allocation - Intermediate Horizon Subaccount	4,400	4,400	-	*
Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount	4,400	4,400	-	*

Transamerica Asset Allocation - Short Horizon Subaccount	4,400	4,400	-	*

*Strategic Variable Funds incurred $962 as a group, paid by DIA.

	Audit Fees		Audit-Related Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio	11,250	11,250	-	151

Transamerica Partners Core Bond Portfolio	12,920	12,920	-	2,152

Transamerica Partners High Quality Bond Portfolio	9,375	9,375	-	591

Transamerica Partners High Yield Bond Portfolio	10,830	10,830	-	853

Transamerica Partners Inflation-Protected Securities Portfolio	10,830	10,830	-	426

Transamerica Partners International Equity Portfolio	11,250	11,250	2,880	3,946

Transamerica Partners Large Core Portfolio	11,250	11,250	-	308

Transamerica Partners Large Growth Portfolio	11,250	11,250	-	1,369

Transamerica Partners Large Value Portfolio	10,200	10,200	-	1,208

Transamerica Partners Mid Growth Portfolio	9,375	9,375	-	298

Transamerica Partners Mid Value Portfolio	9,375	9,375	-	1,034

Transamerica Partners Money Market Portfolio	9,375	9,375	-	1,378

Transamerica Partners Small Core Portfolio	9,375	9,375	-	378

Transamerica Partners Small Growth Portfolio	9,375	9,375	-	161

Transamerica Partners Small Value Portfolio	9,375	9,375	-	155

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Funds Group

Transamerica Partners Balanced	5,150	4,400	-	12

Transamerica Partners Core Bond	5,150	4,400	-	41

Transamerica Partners High Quality Bond	5,150	4,400	-	16

Transamerica Partners High Yield Bond	5,150	4,400	-	23

Transamerica Partners Inflation-Protected Securities	5,150	4,400	-	17

Transamerica Partners International Equity	5,150	4,400	-	26

Transamerica Partners Large Core	5,150	4,400	-	16

Transamerica Partners Large Growth	5,150	4,400	-	28

Transamerica Partners Large Value	5,150	4,400	-	31

Transamerica Partners Mid Growth	5,150	4,400	-	15

Transamerica Partners Mid Value	5,150	4,400	-	34

Transamerica Partners Money Market	5,150	4,400	-	34

Transamerica Partners Small Core	5,150	4,400	-	16

Transamerica Partners Small Growth	5,150	4,400	-	13

Transamerica Partners Small Value	5,150	4,400	-	12

Transamerica Partners Stock Index	5,150	4,400	-	39

Transamerica Institutional Asset Allocation - Intermediate Horizon	5,150	-	-	*

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	5,150	-	-	*

Transamerica Institutional Asset Allocation - Long Horizon	5,150	-	-	*

Transamerica Institutional Asset Allocation - Short Horizon	5,150	-	-	*

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	5,150	-	-	*

*Institutional Asset Allocation Funds incurred $121 as a group, paid by DIA.

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Funds Group II

Transamerica Partners Institutional Balanced	5,150	4,400	-	10

Transamerica Partners Institutional Core Bond	5,150	4,400	-	41

Transamerica Partners Institutional High Quality Bond	5,150	4,400	-	16

Transamerica Partners Institutional High Yield Bond	5,150	4,400	-	23

Transamerica Partners Institutional Inflation-Protected Securities	5,150	4,400	-	17

Transamerica Partners Institutional International Equity	5,150	4,400	-	24

Transamerica Partners Institutional Large Core	5,150	4,400	-	10

Transamerica Partners Institutional Large Growth	5,150	4,400	-	29

Transamerica Partners Institutional Large Value	5,150	4,400	-	25

Transamerica Partners Institutional Mid Growth	5,150	4,400	-	13

Transamerica Partners Institutional Mid Value	5,150	4,400	-	28

Transamerica Partners Institutional Money Market	5,150	4,400	-	39

Transamerica Partners Institutional Small Core	5,150	4,400	-	12

Transamerica Partners Institutional Small Growth	5,150	4,400	-	12

Transamerica Partners Institutional Small Value	5,150	4,400	-	12

Transamerica Partners Institutional Stock Index	5,150	4,400	-	61

Transamerica Asset Allocation - Intermediate Horizon	5,150	-	-	*

Transamerica Asset Allocation - Intermediate/Long Horizon	5,150	-	-	*

Transamerica Asset Allocation - Long Horizon	5,150	-	-	*

Transamerica Asset Allocation - Short Horizon	5,150	-	-	*

Transamerica Asset Allocation - Short/Intermediate Horizon	5,150	-	-	*

*Investor Asset Allocation Funds incurred $121 as a group, paid by DIA.

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Asset Allocation Variable Funds
Transamerica Asset Allocation - Intermediate Horizon Subaccount	-	-	-	*
Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount	-	-	-	*

Transamerica Asset Allocation - Short Horizon Subaccount	-	-	-	*

* Strategic Variable Funds incurred $29 as a group, paid by DIA.

	Tax Fees		All Other Fees
Fund	FYE 12/31/11 ($)	FYE 12/31/10 ($)	FYE 12/31/11 ($)	FYE 12/31/10 ($)
Transamerica Partners Portfolios

Transamerica Partners Balanced Portfolio	6,700	5,750	-	17

Transamerica Partners Core Bond Portfolio	6,700	5,750	-	108

Transamerica Partners High Quality Bond Portfolio	6,870	5,750	-	36

Transamerica Partners High Yield Bond Portfolio	6,870	5,920	-	47

Transamerica Partners Inflation-Protected Securities Portfolio	6,700	5,920	-	29

Transamerica Partners International Equity Portfolio	6,700	5,750	-	62

Transamerica Partners Large Core Portfolio	6,700	5,750	-	25

Transamerica Partners Large Growth Portfolio	6,700	5,750	-	78

Transamerica Partners Large Value Portfolio	6,700	5,750	-	75

Transamerica Partners Mid Growth Portfolio	6,700	5,750	-	24

Transamerica Partners Mid Value Portfolio	6,700	5,750	-	59

Transamerica Partners Money Market Portfolio	6,370	5,420	-	76

Transamerica Partners Small Core Portfolio	6,700	5,750	-	29

Transamerica Partners Small Growth Portfolio	6,700	5,750	-	18

Transamerica Partners Small Value Portfolio	6,700	5,750	-	18

Appendix J

[LETTERHEAD]

August 27, 2010

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Transamerica Partners Funds Group, Transamerica Partners Funds Group II, and Transamerica Partners Portfolios (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 77K of Form N-SAR, as part of the Form N-SAR of the Transamerica Partners Funds Group, Transamerica Partners Funds Group II, and Transamerica Partners Portfolios dated June 30, 2010. We agree with the statements concerning our Firm in such Form N-SAR under the heading “Change in Independent Registered Public Accounting Firm”.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

Change of Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), and Transamerica Partners Portfolios (“TPP”) Audit Committee, the TPFG, TPFG II and TPP Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending December 31, 2010.

The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

TPFG, TPFG II, and TPP have requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 77 to Form N-SAR.

[LETTERHEAD]

August 27, 2010

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Transamerica Asset Allocation Variable Funds (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 77K of Form N-SAR, as part of the Form N-SAR of the Transamerica Asset Allocation Variable Funds dated June 30, 2010. We agree with the statements concerning our Firm in such Form N-SAR under the heading “Change in Independent Registered Public Accounting Firm”.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

Change of Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Asset Allocation Variable Funds’ (“TAAVF”) Audit Committee, the TAAVF Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending December 31, 2010.

The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

TAAVF has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 77 to Form N-S

Appendix K

5% and 25% Interest Ownership

As of October 31, 2012 the following persons owned of record or beneficially 5% or more of a class of outstanding shares of each applicable Fund indicated.

Name of Investor	Fund Name	Percent Owned
State Street Bank & Trust as IRA Custodian	Transamerica Partners Balanced	10.47%
Kingsbrook Jewish Medical Center	Transamerica Partners Balanced	7.99%
The Open Society Institute	Transamerica Partners Balanced	6.54%
New York Westchester Square Medical Center	Transamerica Partners Balanced	6.46%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Balanced	5.60%
University Hospital of Augusta, Georgia	Transamerica Partners Balanced	5.54%
Interfaith Medical Center	Transamerica Partners Balanced	5.06%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Core Bond	13.74%
University Hospital of Augusta, Georgia	Transamerica Partners Core Bond	13.07%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners Core Bond	8.42%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Core Bond	5.54%
Transamerica Partners Short/Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Core Bond	5.22%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners High Quality Bond	23.24%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners High Quality Bond	15.65%
Transamerica Partners Short/Intermediate Horizon Strategic Allocation Fund	Transamerica Partners High Quality Bond	10.97%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners High Yield Bond	11.22%
State Street Bank & Trust as IRA Custodian	Transamerica Partners High Yield Bond	6.83%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners High Yield Bond	5.93%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Inflation-Protected Securities	23.84%

Name of Investor	Fund Name	Percent Owned
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Inflation-Protected Securities	11.95%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners Inflation-Protected Securities	11.05%
Transamerica Partners Short/Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Inflation-Protected Securities	8.05%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Core Bond	8.91%
Park Nicollet Health Services	Transamerica Partners Institutional Core Bond	6.91%
Park Nicollet Health Services	Transamerica Partners Institutional Core Bond	5.60%
Pipe Fitters Local No. 533	Transamerica Partners Institutional High Quality Bond	16.99%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional High Quality Bond	14.78%
Southcoast Hospitals Group, Inc.	Transamerica Partners Institutional High Quality Bond	6.28%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners Institutional High Quality Bond	5.77%
Ascension Health 403(b)	Transamerica Partners Institutional High Yield Bond	33.11%
Ascension Health 401(a)	Transamerica Partners Institutional High Yield Bond	7.23%
Willis North America Inc.	Transamerica Partners Institutional High Yield Bond	5.44%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Inflation-Protected Securities	15.89%
Linear Technology Corporation	Transamerica Partners Institutional Inflation-Protected Securities	12.34%
Southcoast Hospitals Group, Inc.	Transamerica Partners Institutional Inflation-Protected Securities	10.42%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Inflation-Protected Securities	7.38%
Arkansas Children's Hospital	Transamerica Partners Institutional Inflation-Protected Securities	5.11%
The Halton Company	Transamerica Partners Institutional Institutional Balanced	26.07%
Roman Catholic Archbishop of San Francisco	Transamerica Partners Institutional Institutional Balanced	25.52%
Island Peer Review Organization, Inc.	Transamerica Partners Institutional Institutional Balanced	18.64%
Island Peer Review Organization, Inc.	Transamerica Partners Institutional Institutional Balanced	9.03%
St. Joseph’s Hospital	Transamerica Partners Institutional Institutional Balanced	5.02%

Name of Investor	Fund Name	Percent Owned
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional International Equity	17.43%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional International Equity	15.36%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional International Equity	8.62%
Archdiocese of St. Louis	Transamerica Partners Institutional International Equity	7.29%
Arkansas Children’s Hospital	Transamerica Partners Institutional International Equity	6.90%
Integra Telecom, Inc.	Transamerica Partners Institutional International Equity	5.37%
Medical Associates of Woodhull PC	Transamerica Partners Institutional Large Core	16.88%
St. Joseph's Hospital	Transamerica Partners Institutional Large Core	16.10%
Q.E.D Systems Inc.	Transamerica Partners Institutional Large Core	15.33%
Island Peer Review Organization, Inc.	Transamerica Partners Institutional Large Core	13.45%
Island Peer Review Organization, Inc.	Transamerica Partners Institutional Large Core	10.13%
Ministry Health Care, Inc.	Transamerica Partners Institutional Large Core	6.27%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Growth	16.17%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Growth	12.50%
Applied Signal Technology, Inc	Transamerica Partners Institutional Large Growth	9.54%
Hexagon Metrology, Inc.	Transamerica Partners Institutional Large Growth	8.00%
Arkansas Children’s Hospital	Transamerica Partners Institutional Large Growth	7.74%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Growth	6.80%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Value	18.95%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Value	14.56%
Arkansas Children's Hospital	Transamerica Partners Institutional Large Value	7.85%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Large Value	7.48%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Mid Growth	12.34%

Name of Investor	Fund Name	Percent Owned
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Mid Growth	11.96%
Integra Telecom, Inc.	Transamerica Partners Institutional Mid Growth	10.25%
Donald J. Fager & Associates, Inc.	Transamerica Partners Institutional Mid Growth	8.05%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Mid Growth	6.74%
Prevea Clinic, Inc.	Transamerica Partners Institutional Mid Growth	5.37%
Ascension Health 403(b)	Transamerica Partners Institutional Mid Value	19.24%
Ascension Health 401(a)	Transamerica Partners Institutional Mid Value	5.22%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Money Market	46.58%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Money Market	25.29%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Money Market	12.25%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners Institutional Money Market	10.32%
Asante Health System	Transamerica Partners Institutional Money Market	6.63%
Transamerica Partners Short/Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Money Market	5.56%
Arkansas Children’s Hospital	Transamerica Partners Institutional Small Core	23.07%
St. Michael's Medical Center, Inc.	Transamerica Partners Institutional Small Core	9.11%
The Halton Company	Transamerica Partners Institutional Small Core	8.97%
Peppermill Casinos, Inc.	Transamerica Partners Institutional Small Core	7.97%
Integra Telecom, Inc.	Transamerica Partners Institutional Small Core	5.99%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Growth	31.79%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Growth	30.63%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Growth	17.21%
Blood Systems, Inc.	Transamerica Partners Institutional Small Growth	16.03%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Value	37.58%

Name of Investor	Fund Name	Percent Owned
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Value	33.53%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Institutional Small Value	19.08%
Otten, Johnson, Robinson, Neff & Ragonetti, P.C.	Transamerica Partners Institutional Small Value	6.51%
Willis North America Inc.	Transamerica Partners Institutional Stock Index Fund	5.82%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners International Equity	16.16%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners International Equity	14.97%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners International Equity	14.27%
State Street Bank & Trust as IRA Custodian	Transamerica Partners International Equity	6.42%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Large Core	15.78%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Large Growth	13.05%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Large Growth	11.14%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Large Growth	9.81%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Large Growth	7.80%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Large Value	13.06%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Large Value	10.96%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Large Value	9.61%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Large Value	7.99%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Mid Growth	12.00%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Mid Growth	11.61%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Mid Growth	11.16%
Hartzell Propeller, Inc.	Transamerica Partners Mid Growth	6.22%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Mid Growth	5.35%

Name of Investor	Fund Name	Percent Owned
State Street Bank & Trust as IRA Custodian	Transamerica Partners Mid Value	5.68%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Mid Value	5.17%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Mid Value	5.02%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Money Market	38.30%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Money Market	36.94%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Money Market	24.10%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Money Market	17.11%
Transamerica Partners Short Horizon Strategic Allocation Fund	Transamerica Partners Money Market	11.75%
Transamerica Partners Short/Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Money Market	10.11%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Small Core	12.90%
University Hospital of Augusta, Georgia	Transamerica Partners Small Core	7.89%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Small Growth	20.79%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Small Growth	20.67%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Small Growth	20.61%
State Street Bank & Trust as IRA Custodian	Transamerica Partners Small Growth	5.84%
Transamerica Partners Intermediate/Long Horizon Strategic Allocation Fund	Transamerica Partners Small Value	25.65%
Transamerica Partners Intermediate Horizon Strategic Allocation Fund	Transamerica Partners Small Value	24.75%
Transamerica Partners Long Horizon Strategic Allocation Fund	Transamerica Partners Small Value	23.48%
University Hospital of Augusta, Georgia	Transamerica Partners Stock Index	5.37%

Any holder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any holder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the fund without the consent or approval of the other holders. As of October 31, 2012, the holders who held beneficially 25% or more of a fund were as follows:

Name of Investor	Fund Name	Percent Owned
Transamerica Partners Variable Balanced Subaccount	Transamerica Partners Balanced Portfolio	45.84%
Transamerica Partners Balanced Fund	Transamerica Partners Balanced Portfolio	37.83%
Transamerica Partners Institutional Core Bond Fund	Transamerica Partners Core Bond Portfolio	29.77%
Diversified Collective Trust High Quality Bond Fund (Unbundled)	Transamerica Partners High Quality Bond Portfolio	28.22%
Transamerica Partners Institutional High Yield Bond Fund	Transamerica Partners High Yield Bond Portfolio	35.99%
Transamerica Partners Institutional Inflation Protected Securities Fund	Transamerica Partners Inflation Protected Securities Portfolio	35.41%
Transamerica Partners Inflation Protected Securities Fund	Transamerica Partners Inflation Protected Securities Portfolio	28.57%
Transamerica Partners Variable Large Core Subaccount	Transamerica Partners Large Core Portfolio	31.56%
Transamerica Partners Large Core Fund	Transamerica Partners Large Core Portfolio	26.36%
Transamerica Partners Large Growth Fund	Transamerica Partners Large Growth Portfolio	25.91%
Transamerica Partners Large Value Fund	Transamerica Partners Large Value Portfolio	25.93%
Transamerica Partners Mid Growth Fund	Transamerica Partners Mid Growth Portfolio	32.32%
Transamerica Partners Institutional Mid Value Fund	Transamerica Partners Mid Value Portfolio	43.60%
Transamerica Partners Money Market Fund	Transamerica Partners Money Market Portfolio	41.41%
Transamerica Partners Institutional Money Market Fund	Transamerica Partners Money Market Portfolio	35.79%
Transamerica Partners Small Core Fund	Transamerica Partners Small Core Portfolio	27.64%
Transamerica Partners Variable Small Core Subaccount	Transamerica Partners Small Core Portfolio	26.62%
Transamerica Partners Small Growth Fund	Transamerica Partners Small Growth Portfolio	44.28%
Transamerica Partners Small Value Fund	Transamerica Partners Small Value Portfolio	37.91%